Exhibit 99.2
American Medical Systems Investor Forum September 15, 2006 | 8 am - 12 pm | East Side Marriott

Forward Looking Statement This presentation contains forward-looking statements relating to the market opportunities, future products, sales and financial results of American Medical Systems and Laserscope and the combined business. These statements and other statements contained in this presentation that are not purely historical fact are forward- looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that are based on management's beliefs, certain assumptions and current expectations. These forward-looking statements are subject to risks and uncertainties such as the timing and success of new product introduction including, but not limited to, the GreenLight HPS TM system; successful integration of Laserscope into AMS' business; physician acceptance, endorsement, and use of AMS and Laserscope products; assumptions made regarding the investments required to integrate and grow the Laserscope business; valuations to be completed of the tangible and intangible assets of Laserscope; estimates regarding the financial performance of Laserscope's aesthetics business; the proceeds from our intended sale of the Laserscope aesthetics business; factors impacting the stock market and our share price and, thereby, the share dilution of our convertible securities; regulatory matters; competitor activities; changes in and adoption of reimbursement rates; potential product recalls and other risks and uncertainties described in AMS' and Laserscope's Annual Reports on Form 10-K for the year ended December 31, 2005 and our other SEC filings. Actual results may differ materially from anticipated results. The forward-looking statements contained in this presentation are made as of the date hereof, and AMS undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

Agenda Base AMS Business Review Marty Emerson 8:00 am Ross Longhini Physician Perspective on HPS Dr. Terry Malloy 8:45 am Break 9:00 am Laserscope Integration Summary Ross Longhini 9:15 am Sales Organization Overview Stephen McGill Combined Company Projections Marty Emerson 10:00 am Q&A 10:15 am Break 10:45 am Product Fair and Management Team Q&A 11:00 am End 12:00 pm

Base Business Review AMS Historical Performance AMMD Investor Forum September 15, 2006

History 1972 - 1985 Small, privately held company Focused on male prosthetic urology (penile implants & AUS) 1985 - 1998 Division of Pfizer Low-growth, conservative investment profile Focused on male prosthetic urology Creation of a global sales force

History 1998 - Today From venture-backed to publicly-held Transformed from: To: Male prosthetic urology Leader in men's and women's pelvic health Low growth/lower margins High growth, highly profitable Conservative Entrepreneurial No new products Innovative; 6 - 8 new products per year

1972-1999 Today Patient Gender Men > + Women Patient Age Older (60+) > + Younger (40+) Specialty Urology > + Pelvic Health Physician Urologist > + Surgical Gynecologist Reimbursement Medicare/ > + Commercial Payers Government Expanding Our Business AMMD Investor Forum September 15, 2006

1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006E 89.7 97.6 92 77.7 81.4 100.4 118 142 170 208 260 309 (dollars in millions) Male Products Only Influence Acquired Viagra Intro IPO Secondary CryoGen Acquired TherMatrx Acquired Solarant/ BioControl Acquired SPARC Launch InhibiZone Launch Monarc Launch Perigee & Apogee Launch Her Option Reimbursement Annual Progress Of AMS LSCP Acquired AMMD Investor Forum September 15, 2006 AdVance Launch Ovion Acauired

2000 2001 2002 2003 2004 2005 H1 '06 Revenue 100 118 142 168 209 263 309 Revenues (dollars in millions) Revenue Growth 2000 2001 2002 2003 2004 2005 H1 '06 Revenue 100 118 142 168 209 263 309 $100 $118 $142 $168 $209 $263 $309-$314 23% 18% 20% 19% 24% 26% 18%-19% Strong Organic Growth Consistent Revenue Growth 5-Year CAGR = 21% AMMD Investor Forum September 15, 2006

2000 2001 2002 2003 2004 2005 H1 '06* OP Margin 7 25 29 34 49 72 33 2000 2001 2002 2003 2004 2005 H1 '06* Gr Margins 78.2 80.4 80.6 81.9 81.6 82.4 84.7 Gross Margins Cash from Operations (dollars in millions) Operating Margins 2000 2001 2002 2003 2004 2005 H1 '06* OP Margin 5.4 13.2 24.8 22.9 26.1 28.1 29.8 78.2% 80.4% 80.6% 81.9% 81.6% 82.4% 84.7% 5.4% 13.1% 24.8% 22.9% 26.1% 28.1% 29.8% *Adjusted for SFAS 123(R) Excluding Laserscope $7 $25 $29 $34 $49 $72 $33 Strong Operating Performance *Adjusted for SFAS 123(R) Excluding Laserscope Excluding Laserscope AMMD Investor Forum September 15, 2006

Proven Business Management Skills Operating margin improvement +7 pts Gross margin improvement +3 pts Opex management Working capital management Annual Turns improvement +0.8 turns Effective business processes development P&L forecasting History of meeting/exceeding expectations Organizational Development Long-Term strategic planning Change Since 2003

Competitive Advantages Single-minded focus Urology, gynecology, urogynecology Thought-leader access - globally Product development process that delivers InVance, InhibiZone, 700 MS, Continuum, AdVance SPARC, Monarc, BioArc, Perigee, Apogee, InteXen

Competitive Advantages Reimbursement - globally 2006: best position ever for AMS Direct sales force - globally Organizational culture Entrepreneur-oriented We exist to deliver innovation

Intellectual Property

Base Business Review Men's Health AMMD Investor Forum September 15, 2006

Erectile Restoration Market characteristics: Size $120M (Globally) 25,000 procedures Growth rate: 7 - 8% annually Units +4% ASP & Mix +4% AMS product offering: Malleables ("1 piece") Ambicor ("2 piece") 700 ("3 piece") Inhibizone Tactile Pump 700 MS AMS Coloplast Market Share 75 25

Erectile Restoration Organic pipeline R&D pipeline: Product/Technology Launch Opportunity E-stim 2011 Mid-spectrum ED Downstream marketing: Formal referral path - Cardiologist to Urologist 10 % of Viagra, Cialis, and Levitra prescriptions written by cardiologists Community Health Talks Topics (post-radical patients, Viagra failures, etc.)

Male Continence Market characteristics: Size $~55M (Globally) 11,000 procedures Growth rate: 12 - 14% annually Units +10% ASP & Mix +2 - 4% AMS product offering: Artificial Urinary Sphincter (AUS) - severe incontinence InVance (Male Sling) - moderate incontinence AdVance - mild incontinence AMS Market Share 75

Male Continence AdVance opportunity Market dynamics 2.1 million men suffer from mild incontinence 35% of urologists today treat male incontinence 60% of urologists today treat female incontinence Launch focus Build clinical data Pull in general urologists who are not treating male incontinence today, but who are treating female incontinence

Male Continence Organic pipeline R&D pipeline: Product/Technology Launch Opportunity E-stim 2011 Urge Incontinence Downstream marketing: AdVance launch Community Health Talks Post-radical focus (leveraging ED attendance)

Prostate Treatments In-office BPH market characteristics: Size $90M (US only) 90,000 procedures Growth rate: 7 - 9% annually Units +7 - 9% AMS product offering: TherMatrx Microwave Urolume stent ($3 - $4M/year) Primary clinical use - strictures Continuum Anastomosis device AMS Urologix BSX MDT JNJ Other Market Share 0.27 0.29 0.2 0.15 0.05 0.04

Prostate Treatments Continuum opportunity Market dynamics >200,000 radical prostatectomies per year globally Up to 60 minutes for the anastomosis of the urethra (all techniques) <10 minutes with Continuum Launch focus Build clinical data Europe launch early-2007 U.S. launch projected to be early 2009 Global ASP's in the range of $500 - $1000

Prostate Treatments Organic pipeline R&D pipeline: Product/Technology Opportunity TMX 3000 Thermatrx Upgrade Radiation Tx PCa, KCa, BICa Cryo Tx KCa, BICa TUDD Prostatitis Downstream marketing: Continuum launch Launch of TMX 3000 (Q1 '07) Integration of in-office therapies into urology practices Market growth vs. share

Base Business Review Women's Health AMMD Investor Forum September 15, 2006

Female Continence Market characteristics (stress): Size $250M (globally) 500,000 procedures Growth rate: 9 - 10% annually AMS product offering: Stress incontinence Monarc (TO) SPARC (Supra pubic) InFast (Bone anchors) BioArc (Biologic + Synthetic) Solarant (In office) Urge incontinence Miniaturo AMS Gynecare BSX Bard Coloplast Other Market Share 0.3 0.28 0.17 0.1 0.1 0.05

Female Incontinence Miniaturo opportunity Urge Incontinence market dynamics today $100M market, growing at 17% Medtronic (Interstim) only current player (nerve stimulation) Difficult procedure, limited number of implanters Full reimbursement in place US, Western Europe, Australia, Canada Miniaturo characteristics Easier implantation (similar to sling surgery) Lead placed to stimulate muscle

Female Incontinence Miniaturo opportunity (continued) OUS market development pathway Utilize OUS approvals to build procedural data in 2007 CE, TGA, and Canadian Meaningful revenue generated OUS in 2008 US market development pathway FDA clinical plan Up to 200 patients Up to 12 months follow up IDE approval no later than Q2 2007 FDA clearance mid-late 2009

Female Incontinence Solarant opportunity Market dynamics today Stress incontinence primarily OR-based Next inflection point in growth rate from office-based Tx Solarant characteristics RF energy, passed through vaginal wall into pelvic floor Development/approval pathway Additional anesthesia work required PMA approval path FDA clearance in 2010 In-office CPT code in 2012

Female Incontinence Organic pipeline R&D pipeline: Product/Technology Launch Opportunity Less Invasive SUI Late 2007 Stress incontinence E-stim 2008 (OUS) Interstitial cystitis Downstream marketing: WomenShare Physician-led discussions of women's health issues and concerns

Prolapse Repairs Market characteristics: Size ~$65M (globally) 450,000 total procedures, new + traditional (globally) Penetration should grow to ~85% (equal to FSI) 55,000 procedures supported by devices Growth rate: 70% AMS product offering: Straight In (SCP) Perigee (Cystocele) Apogee (Vaginal vault) Synthetic & biologic materials AMS Gynecare Bard Market Share 0.65 0.25 0.1

Prolapse Repairs Organic pipeline R&D pipeline: Product/Technology Launch Next Generation Kit 2007 Next Generation Material 2007 Vault concomitant w/ Hysterectomy 2008 Downstream marketing: WomenShare Physician training 3,500 physicians trained in the U.S. (from Q3 2004) Target to train 500 physicians per quarter in the U.S.

Uterine Health Market characteristics: Size ~$350M (globally) 350,000 procedures Growth rate: +25% In-office growth rate: 100%+ AMS product offering: Her Option Ovion AMS Cytyc Gynecare BSX Microsulis Market Share 0.04 0.5 0.4 0.05 0.01

Uterine Health Ovion opportunity Market dynamics today Conceptus experiencing strong sequential growth Majority of CPTS growth/opportunity OR-based Ovion characteristics Differentiated from CPTS in critical areas: Delivery system supports flexible hysteroscopy Enables office-based procedures No material protruding into uterus from stent Potential for IVF post procedure Allow follow-on GEA treatment

Uterine Health Ovion opportunity (continued) US market development pathway Full PMA clearance required Complete IDE approval Q4'06 400 patients, 1 yr follow-up Approval early 2010 OUS market development pathway Utilize OUS approvals to build market presence and procedural data in 2007 CE, TGA, and Canadian Meaningful revenue generated OUS in 2008

Uterine Health



- **Organic pipeline**

Product/Technology	Launch
– Optimized Her Option	2006
– Further Her Option refinements	2007
– Next Generation DUB Therapy	2010
– Fibroids	TBD

- **Downstream marketing priorities:**
  - WomenShare
  - Her Option physician awareness investments
  - Her Option "Optimized" System launch Q4 '06
  - "Extended Freeze" PMA supplement Q3 '07
  - Ovion commercialization OUS

AMS
Solutions for Life

AMMD Investor Forum
September 15, 2006

Dr. Terry Malloy

Overview Introduction Review of Laser Physics HPS vs. PV Overview

Laser/Tissue Interaction Depends upon the following variables: Tissue structure Laser wavelength Power/energy settings Mode of laser operation (pulsed vs. continuous wave length) Surgical Technique

Characteristics of 532nm Wavelength Fully transmitted through water (no energy absorption in irrigant) Selectively absorbed by hemoglobin Coagulation zone depth of 1 - 2 mm GreenLight wavelength is ideal tool for soft tissue removal in an aqueous environment

Why GreenLight for BPH? Absorption Characteristics: Physics Tell the Story

Tissue Ablation Comparison

	GreenLight	*Holmium*
Visual depiction of the therapy		
Optical penetration depth	0.8mm	0.4mm
Energy delivery	Continuous	Pulsed
Tissue contact required	No	Yes
Laser pulse energy efficiency	100% laser energy delivery	Laser energy partially consumed by fluid
Wavelength characteristics ideally suited for:	BPH (ablation)	Intra-corporeal Lithotripsy
Multi-center clinical data exists	Yes	No
Gland size	30 – 100+g	40-60g
Technique suitable for average urologist	Yes	Yes – HoLAP No – HoLEP

AMS
Solutions for Life

AMMD Investor Forum
September 15, 2006

Why Choose GreenLight Over Other Wavelengths? Evidence-based medicine and science: 140,000 procedures performed over 4 years Vaporization vs. Coagulation 35 peer-reviewed papers Broad academic acceptance Less invasive with TURP like outcomes

TURP Like Outcomes Pre-operative IMMD. post-operative 3-month post-operative

GreenLight HPS vs. PV Overview

GreenLight HPS vs. PV Overview HPS Launched June 2006 Increased power = Procedural time improvements up to 40% PV = 80W, HPS = up to 120W Reduced anesthesia times Improved power allows for the efficient treatment of larger gland sizes Side-firing fiber in a true non-contact mode With PV, a tissue to fiber distance of 1mm must be maintained With HPS distance increases up to 3mm with out loss of efficiency Allows for greater variation in physician technique without affecting patient outcomes

GreenLight HPS vs. PV Overview Rapid and efficient vaporization of tissue in hemostatic fashion Vaporization vs Coagulation Does not lose efficiency in fibrous tissue Tighter collimation of energy, improved vaporization efficiency With PV a physician must slow sweep speed down to achieve vaporization in fibrous glands No dedicated hardware requirement Uses standard electrical hookups No plumbing requirements Self tapping

GreenLight Summary GreenLight treatments result in: Complete vaporization of hyperplastic tissue Significant improvement in flow rate Significant reduction of residual urine and prostatic volume Low incidence of post-op discomfort Catheter-free patients in 24 hours

Physicians Choose GreenLight Because... Can be done as an outpatient procedure Less invasive alternative to TURP Patients can normally return to work within 2 - 3 days Is a safe procedure with little blood loss; patients on anti-coagulants can be treated Is user-friendly and easy to learn New GreenLight HPS improves performance and offers more flexibility for site of service

Laserscope Business BPH & Stone Management AMMD Investor Forum September 15, 2006

Laserscope Business BPH market characteristics: Size ~$130M (globally) 110,000 procedures supported by lasers Growth rate: 25% 1.1M total procedures, new + traditional (global) Penetration should grow to ~85% (equal to FSI) AMS product offering: PV & HPS boxes PV & HPS fibers StoneLight fibers AMS BSX Other Market Share 0.78 0.15 0.07

Laserscope Business



StoneLight opportunity:

- **>200,000 stone procedures per year in the U.S.**
  - 120,000 using laser therapy (ASP $300-500 each)
  - 15% per year growth rate
- **InnovaQuartz fiber technology strongly positioned**
  - Broad range of product
    - *Bladder, Ureter & Kidney stone application*
  - Reliable, high performance
  - Superior maneuverability

AMS
Solutions for Life

AMMD Investor Forum
September 15, 2006

Laserscope Business



- Organic pipeline
  - R&D pipeline:
    - *Product Opportunities*
      - *Improved Stone and BPH Tx*
      - *Office-based systems*
      - *Cancers*
      - *Fibroids*
      - *Strictures*
      - *Polyps*
      - *Menorrhagia*
      - *Endometriosis*
  - Downstream marketing:
    - *Physician training - HPS*
    - *HPS clinical data publication*
    - *StoneLight product promotion*
    - *OEM SureFlex StoneLight fibers*

AMS Solutions for Life

AMMD Investor Forum
September 15, 2006

Laserscope Acquisition Integration Milestones AMMD Investor Forum September 15, 2006

Key Deal Valuation Assumptions Revenue Synergies HPS Launch Going Direct OUS (Western Europe, Australia & Canada) Eliminate redundant OPEX Sustainable COGS reductions Per unit cost reductions (fibers & boxes) Increased fiber durability (improve current 1.2 fibers/case)

Key Deal Valuation Assumptions Majority direct in the US (year-end 2007) Incorporate AMS best practices across LSCP business Pull through effect of larger direct presence (all products)

Integration Activities To-Date Go-forward organization established Specific roles & responsibilities identified Top to bottom org chart in place Employee-specific transition timelines established Severance & retention plans communicated mid-July HPS launch responsibilities in place Specific integration time-lines established (i.e.): Go Direct OUS Customer order-entry (by geography) ERP integration OUS distributors formally communicated to

Assessment of Integration Areas in line with our due diligence expectations HPS performance characteristics Deal synergies Areas where we are spending more time/energy than expected: Post launch business processes to support HPS roll-out Robustness of LSCP ERP (Oracle) Areas that have exceeded our expectations: LSCP employee response to infusion of AMS processes Value of IQ acquisition (COGS & as a Technology Center) Low noise level from US 3rd party mobile providers

Integration Milestones Direct OUS - February 2007 Distributor communications completed by October 31, 2006 AMS Sales people in the field December 1, 2006 Order entry moved to AMS December 31, 2006 Field service process established December 1, 2006 US order entry moved to Minnetonka January 31, 2007 ERP fully integrated (globally) February 1, 2007 Direct US - Prioritized regional opportunities by December 1, 2006 Formal rollout of HPS upgrade program Q4 2006 50% to 65% direct by Q3 2007

Integration Milestones (continued) Supply chain milestones Cost improvement targets HPS Console - 25% by 2008 All Fibers - 40% by 2008 Capacity HPS Console Double within 6 months Fibers Limited capacity constraints

LSCP Revenue Trends Key historical revenue trends: Strong fiber unit sales through 1H'06 +19% over 1H'05 Offset by 10% ASP decline in same period Box unit sales relatively flat 1H'06 vs 1H'05 171 consoles 1H'05 vs 164 consoles 1H'06 PV ASP's down 15% in same period. OUS vs US mix OUS nearly 30% of current revenues Strong revenue growth 1H2006 over 1H2005

2007 Revenue Build 2006 revenue estimates $95M to $100M 2007 revenue projections $135M to $150M Revenue growth components: Go direct impact OUS (fiber pricing): $10M to $15M HPS launch: $10M to $15M Growth in US fiber sales $8M to $12M Growth in OUS distributor business $5M to $8M Total revenue growth $35M to $50M

Long Term Revenue Growth Strategies Continue penetration into TURP-like procedures: Currently at 23% US and 6% OUS Projected to be at 85% US and 50% OUS OUS Geographic expansion Additional countries in 2008/2009 Utilize refurbished PV boxes from HPS upgrade Pricing Allow box prices to come down Better penetration Premium pricing through new fiber products Stronger support for U.S. reimbursement

Aesthetics Business Divestiture Short list of five acquirers invited to move to next step Mix of strategic & financial buyers Early indications of value in line with our expectations Formal due diligence will commence week of Sep 18 Post-divestiture obligations by AMS to support business uncertain at this time We are comfortable within wide range of scenarios Anticipate transaction will close late in Q4 100% of proceeds (net of tax) will be applied to debt

Laserscope Integration Sales Organization AMMD Investor Forum September 15, 2006

The Sales Franchise 307 Field-Based Sales and Clinical Personnel Worldwide U.S. - 221 Men's 56 Laserscope TherMatrx (18) Reps 18 Women's 57 Clinical 7 Her Option (20) Field Mgmt 5 Full Line 41 Clinical 16 Field Management 21 O.U.S. - 86 Europe 50 Laserscope Australia/Brazil/ Canada 16 Reps 6 Distributor Markets 4 Clinical 4 Distribution Mgmt 6

Year End 2007 Sales Organization Dedicated sales specialists for HPS box sales Including initial fiber commitments Ongoing fiber utilization responsibility of men's health and full line sales reps Leverage AMS reps access to OR suites and physicians Fully integrated field clinical organization Supporting HPS, TherMatrx, HO and AMS legacy products

Year End 2007 Sales Organization 394 Field-Based Sales and Clinical Personnel Worldwide U.S. - 290 O.U.S. - 104 Men's 106 Europe 72 MPH (56) Australia/Brazil/Canada 24 TherMatrx (20) Distribution Markets 8 HPS (30) Women's 90 FPH (60) Her Option (30) Full Line 38 Clinical 30 Field Management 26

Combined Company Projections AMMD Investor Forum September 15, 2006

2006 Financial Projections Reconfirmed Guidance Full Year 2006 base business revenues $309M-$314M Q3 base business revenues $72M-$75M Q3 + Q4 LSCP revenues $49M-$54M Full year base business EPS $.74-$.77 Q3 base business EPS $.16-$.17 Q3 + Q4 LSCP costs per share $.26 - $.28

2007 Financial Projections Reconfirmed Guidance Revenue range $505M to $530M EPS range - cash basis $1.10 to $1.16 Revised Guidance Amort'z of Intangibles $22M EPS range - reported basis $.74 to $.79

2007 Financial Projections New Guidance Gross Margin range 75% to 77% Operating Margin range 22% to 24% CAPEX $15M Working Capital $150M - $160M AR + Inventory Debt paydown $30M - $40M

U.S. Pelvic Health Market

Long Term Financial Targets 2010 Financial Targets: Revenue Growth 20%-24% CAGR Gross Margin >80% Operating Margin 30%

Summary We have best-in-class aspirations: Create and deliver innovation through new products Financial results: Top line & bottom line growth profile Profitability metrics Cash flow results How will we achieve this? The breadth and depth of organizational talent that will execute Exactly as we have shown in the past

Appendix AMMD Investor Forum September 15, 2006

Management Team in Attendance Marty Emerson - President & CEO Ross Longhini - EVP & COO Jill Burchill - Chief Financial Officer Larry Getlin - SVP, Quality Systems, Legal & Corp Compliance Stephen McGill - SVP Global Sales Andy Joiner - VP & General Manager, Women's Health Greg Slusser - VP, US Sales Scott Etlinger - VP, Global Supply Chain John Armbruster - Corporate Treasurer Brian Price - Director, Marketing Prostate Treatments Kim Anderson - Director, R&D Women's Health Liz Groover - Director, Marketing Women's Health Bill Mirsch - Director, R&D Erectile Restoration Dave Perry - Director, Marketing Male Prosthetic Urology Suranjan Roychowdhury - Director, R&D Prostate & Male Continence Cathy Gendreau - Product Manager, Her Option Steve Kraver - Regional Manager, US Sales (former Mkt Development Manager, Her Option)

Convertible Note Features Dilution Minimized via Net Share Settlement Delays dilution until stock appreciates above $25.23 Avoids dilution until stock appreciates above $19.41 Dilution shares are issued only for the in-the-money portion above $19.41 For example: with a share price of $20.41 = 943,816 increase in shares ($1 share price increase X 19,259,507 underlying shares divided by $20.41) (19,259,507 of underlying shares based on $373,750,000 of notes divided by $19.406 conversion price)

Convertible Note Features Low Borrowing Cost Coupon rate of 3.25% through July 1, 2011 Tax deduction of interest is based on comparable yield rate of 9.1% - reduces tax payments ** Zero net after tax effective interest rate Contingent interest due only if notes are trading at or above 120% Contingent interest of 0.25% X the average trading price of the notes beginning on July 1, 2011 Future Refinancing Risk Mitigated Conversion occurs only at an appreciated stock price of $25.23 (66% appreciation on the June 21 closing price) a reflection of positive company performance ** Tax treatment is subject to recapture if notes are never converted and could change with any new tax legislation that is enacted in the future

Non-GAAP EPS Guidance Definition and Reconciliation The following footnotes define and reconcile the non-GAAP earnings per share guidance for 2006 and 2007 included in the Slide Presentation for the American Medical Systems Investor Forum on September 15, 2006. Base adjusted EPS of $.74 - $.77 for full year 2006 and $.16 - $.17 for the third quarter of 2006 is defined as GAAP EPS, excluding in-process research and development, one-time interest expense on bridge financing, financial results of discontinued operations and other revenue and costs related to the acquisition of Laserscope, which will be reported during the year. Revenues and costs associated with the Laserscope acquisition and operations, excluding the aesthetics discontinued operations, are expected to reduce second half 2006 earnings by $0.26 to $0.28 per share. Global integration costs are a one-time impact to these results. Ongoing intangible asset amortization and interest expense from the acquisition financing are also included in this estimated earnings impact. Cash EPS of $1.10 - $1.16 for 2007 is defined as GAAP EPS, excluding in-process research and development, discontinued operations and other integration costs related to the acquisition of Laserscope, plus tax-effected depreciation, amortization and stock-based compensation expenses. Included in this 2007 cash earnings estimate is an expected contribution from the Laserscope acquisition of approximately $0.04 per share. Reported EPS of $.74 - $.79 for 2007 excludes any in-process research and development that may be incurred in 2007 and discontinued operations.